EXHIBIT 10.7

REVOLVING LOAN NOTE

THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW.  TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REVOLVING LOAN REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$1,213,872.83	Boston, Massachusetts
May 23, 2012

FOR VALUE RECEIVED, the undersigned, Global Telecom & Technology, Inc., a Delaware corporation (“GTTI”), Global Telecom & Technology Americas, Inc., a Virginia corporation (“GTTA”), Packetexchange (USA), Inc., a Delaware corporation (“PEUSA”), Packetexchange, Inc., a Delaware corporation (“PEINC”), WBS Connect LLC,  a Colorado limited liability company (“WBS”), nLayer Communications, Inc., an Illinois corporation (“NLAYER”) (GTTI, GTTA, PEUSA, PEINC, WBS and NLAYER are hereinafter referred to, individually, as a “Borrower” and collectively, jointly and severally, as the “Borrowers”), each hereby, jointly and severally, unconditionally promise to pay to WEBSTER BANK (the “Lender”) or its registered assigns at the Funding Office specified in the Credit Agreement (as hereinafter defined) in Dollars and in immediately available funds, on the Revolving Termination Date the principal amount of (a) ONE MILLION TWO HUNDRED THIRTEEN THOUSAND EIGHT HUNDRED SEVENTY-TWO DOLLARS AND EIGHTY-THREE CENTS ($1,213,872.83), or, if less, (b) the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrowers pursuant to Section 2.5 of the Credit Agreement.  Each Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Credit Agreement.

The holder of this Note is authorized to indorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Revolving Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof.  Each such indorsement shall constitute prima facie evidence of the accuracy of the information indorsed. The failure to make any such indorsement or any error in any such indorsement shall not affect the obligations of any Borrower in respect of any Revolving Loan.

This Note (a) is one of the Revolving Loan Notes referred to in the Credit Agreement, dated as of May 23, 2012, among the Borrowers, the Guarantors party thereto, the Lenders party thereto, and Silicon Valley Bank, as Administrative Agent, Issuing Lender and Swingline Lender (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement.  This Note is secured and guaranteed as provided in the Loan Documents.  Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

Upon the occurrence and during the continuance of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, indorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

GLOBAL TELECOM & TECHNOLOGY, INC., as a Borrower

By  /s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title:   President and Chief Executive Officer

GLOBAL TELECOM & TECHNOLOGY AMERICAS, INC., as a Borrower

By  /s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title:   President and Chief Executive Officer

WBS CONNECT LLC, as a Borrower

By  /s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title:   President and Chief Executive Officer

PACKETEXCHANGE, INC., as a Borrower

By  /s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title:   President and Chief Executive Officer

PACKETEXCHANGE (USA), INC., as a Borrower

By  /s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title:   President and Chief Executive Officer

NLAYER COMMUNICATIONS, INC., as a Borrower

By  /s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title:   President and Chief Executive Officer

Signature Page to Webster Revolving Loan Note

Schedule A
to Revolving Loan Note

LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

Date	Amount of ABR Loans	Amount Converted to ABR Loans	Amount of Principal of ABR Loans Repaid	Amount of ABR Loans Converted to Eurodollar Loans	Unpaid Principal Balance of ABR Loans	Notation Made By

Schedule B
to Revolving Loan Note

LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

Date	Amount of Eurodollar Loans	Amount Converted to Eurodollar Loans	Interest Period and Eurodollar Rate with Respect Thereto	Amount of Principal of Eurodollar Loans Repaid	Amount of Eurodollar Loans Converted to ABR Loans	Unpaid Principal Balance of Eurodollar Loans	Notation Made By